Exhibit 10.1

FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 30, 2020 (the "Fourth Amendment Effective Date"), is by and among CARBON APPALACHIA ENTERPRISES, LLC, a Delaware limited liability company ("CAE"), and NYTIS EXPLORATION (USA) INC., a Delaware corporation ("Nytis USA", and together with CAE, collectively, "Borrowers", and each, individually, a "Borrower"), each of the Subsidiaries party hereto (collectively, the "Guarantors" and each a "Guarantor"), PROSPERITY BANK (successor by merger to LegacyTexas Bank), as the Administrative Agent (the "Administrative Agent"), and the Lenders party hereto.

WHEREAS, Borrowers, the financial institutions from time to time party thereto (the "Lenders"), and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, Borrowers have requested Administrative Agent and the Lenders to agree to amend the Credit Agreement as hereinafter provided, and, subject to the terms and conditions set forth herein, Administrative Agent and the Lenders are willing to agree to such amendments, all as hereinafter provided; and

WHEREAS, Borrowers, the Guarantors, the Lenders and Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.         Amendments to Credit Agreement. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, the parties hereto agree as follows:

(a)                Amendment to Section 1.1 of the Credit Agreement. The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "Monthly Reduction Date" means each of February 28, 2020, March 31, 2020, May 31, 2020, and June 1, 2020 and any other date or dates established by the Administrative Agent and the Revolving Credit Lenders pursuant to Section 2.9.

(b)                Addition to Section 1.1 of the Credit Agreement. The following definition is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order to read in its entirety as follows:

     "Fourth Amendment Effective Date" means April 30, 2020.

(c)                Amendment to Section 2.9(h) of the Credit Agreement. Section 2.9(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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(h)       Borrowing Base Reduction. At the time of any periodic or special redetermination of the Borrowing Base, the Revolving Credit Lenders reserve the right to establish the Monthly Reduction Amount. The Revolving Credit Lenders' determination of the Monthly Reduction Amount shall be made in accordance with the standards specified in Section 2.9 and the procedures specified in Section 2.9(d). On each Monthly Reduction Date, the Borrowing Base shall automatically be reduced by the corresponding Monthly Reduction Amount. As of the Fourth Amendment Effective Date, the Monthly Reduction Amount will be set as follows for each Monthly Reduction Date:

Monthly Reduction Date	Monthly Reduction Amount
February 28, 2020	$1,000,000
March 31, 2020	$1,000,000
May 31, 2020	$2,000,000
June 1, 2020	$2,000,000

If the total Aggregate Revolving Credit Exposure of the Revolving Credit Lenders shall exceed the Borrowing Base solely because of the reduction of the Borrowing Base by the Monthly Reduction Amount, Borrower shall, on or prior to the date of such occurrence, make a single lump sum payment in an amount sufficient to reduce the total Aggregate Revolving Credit Exposure of the Revolving Credit Lenders to or below the Borrowing Base.

SECTION 3.          Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of Fourth Amendment Effective Date, provided that Administrative Agent shall have received each of the following:

(a)                a counterpart of this Amendment executed by Borrowers, the Guarantors and the Lenders;

(b)                payment of all fees and expenses required to be paid pursuant to this Amendment, the Credit Agreement and the other Loan Documents; and

(c)                such other certificates, documents, consents or instruments as Administrative Agent may reasonably require.

SECTION 4.         Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each of Borrowers and each of the Guarantors acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) acknowledges and agrees that each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, and (c) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

SECTION 5.          Representations and Warranties. Before and after giving effect to this Amendment, the Borrowers hereby confirm that (a) the representations and warranties of each Borrower and each other Obligated Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing.

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SECTION 6.          Administrative Agent and the Lenders Make No Representations or Warranties. By execution of this Amendment, neither Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of any Borrower, any Guarantor or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

SECTION 7.          Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein, (b) except as expressly provided herein, shall not prejudice any right or rights which Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise their respective rights under the UCC or other applicable Law, and/or institute collection proceedings against any Borrower, any Guarantor, or any other Obligated Party, to the extent provided therein or by Law, and (c) shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document.

SECTION 8.          Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 9.          NOTICE OF FINAL AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

BORROWERS:

CARBON APPALACHIA ENTERPRISES, LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

NYTIS EXPLORATION (USA) INC.

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

GUARANTORS:

APPALACHIA GAS SERVICES, LLC
CARBON APPALACHIA GROUP, LLC
CARBON APPALACHIAN COMPANY, LLC
CARBON TENNESSEE MINING COMPANY, LLC
CARBON WEST VIRGINIA COMPANY LLC
CRANBERRY PIPELINE CORPORATION

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President of each of the entities set forth above

COALFIELD PIPELINE COMPANY

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President & CEO

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GUARANTORS:

KNOX ENERGY, LLC

By:	Carbon Appalachia Enterprises, LLC, its sole Member

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

NYTIS EXPLORATION COMPANY LLC

By:	Nytis Exploration (USA) Inc., its sole Manager

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

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ADMINISTRATIVE AGENT:

PROSPERITY BANK

By:	/s/ Michael Dombroski
Michael Dombroski
Managing Director

LENDER:

PROSPERITY BANK

By:	/s/ Michael Dombroski
Michael Dombroski
Managing Director

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LENDERS:

EAST WEST BANK

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	First Vice President

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LENDERS:

SIMMONS BANK, an Arkansas Chartered Bank

By:	/s/ Zachary Holly
Name:	Zachary Holly
Title:	Vice President

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LENDERS:

CIT BANK, N.A.

By:	/s/ Sean M. Murphy
Name:	Sean M. Murphy
Title:	Managing Director

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